                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        WESTERN PUBLISHING GROUP, INC.
            (Exact name of registrant as specified in its charter)

                               January 31, 1996
               Date of Report (Date of earliest event reported)

        Delaware                    0-14399            06-1104930
  State of other juris-           (Commission          I.R.S. Employer
diction of incorporation          File Number)       (Identification No.)

444 Madison Avenue, New York, New York                        10022
(Address of principal executive offices)                    (Zip Code)

                                (212) 688-4500
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On January 31, 1996, Western Publishing Group, Inc. (the "Company") entered into a Securities Purchase Agreement with Golden Press Holding, L.L.C. ("Golden Press"), a newly-formed Delaware limited liability company owned by Richard E. Snyder, Barry Diller and Warburg, Pincus Ventures, L.P., pursuant to which Golden Press will invest $65 million and acquire a significant equity interest in the Company (the "Transaction"). Detailed information concerning the Transaction, including the terms of irrevocable proxies granted to Golden Press by Mr. Richard A. Bernstein and certain of Mr. Bernstein's affiliated entities who together own approximately four million shares of Common Stock, is set forth in the definitive agreements and the January 31, 1996 press release of the Company attached as exhibits hereto and incorporated herein by reference. The Transaction will be fully described in proxy materials to be distributed to stockholders of the Company in connection with seeking stockholder approval of the Transaction at a special meeting to be held in April.


Item 7.  Financial Statements and Exhibits.

(c)               Exhibits:

         10.20 -  Securities  Purchase  Agreement,  dated as of
                  January 31, 1996, by and between Western Publishing Group, Inc. and Golden Press Holding, L.L.C., with exhibits.

         10.21 - Irrevocable Proxy, dated as of January 31, 1996, between Golden Press Holding, L.L.C. and Richard A. Bernstein.

         10.22 - Irrevocable Proxy, dated as of January 31, 1996, between Golden Press Holding, L.L.C. and the Trust, fbo Richard A. Bernstein u/a March 16, 1978, Richard A. Bernstein and Stuart Turner, as trustees.

         10.23 - Irrevocable Proxy, dated as of January 31, 1996, between Golden Press Holding, L.L.C. and the Trust, fbo Richard A. Bernstein u/a Barry S. Bernstein, dated April 5, 1986, Fleet National Bank of Connecticut, as trustee.

         10.24 - Registration Rights Agreement, dated as of January 31, 1996, by and among Western Publishing Group, Inc., Richard A. Bernstein, the Trust, fbo Richard A. Bernstein u/a March 16, 1978, Richard A. Bernstein and Stuart Turner, as trustees, The Richard A. and Amelia Bernstein Foundation, Inc. and the Trust, fbo Richard A. Bernstein u/a Barry S. Bernstein dated April 5, 1986, Fleet National Bank of Connecticut, as trustee.

         99.1 - Press Release, dated January 31, 1996, by Western Publishing Group, Inc.

                                  Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTERN PUBLISHING GROUP, INC.


February 9, 1996                            /s/ Steven M. Grossman
                                                Steven M. Grossman
                                                Chief Financial Officer

                                 EXHIBIT INDEX

  Exhibit                                                             Sequential
    No.               Description of Exhibits                          Page No.


10.20    Securities Purchase  Agreement,  dated as of January 31,
         1996, by and between Western Publishing Group, Inc. and
         Golden Press Holding, L.L.C., with exhibits.

10.21    Irrevocable Proxy, dated as of January 31, 1996, between
         Golden Press Holding, L.L.C. and Richard A. Bernstein.

10.22 Irrevocable Proxy, dated as of January 31, 1996, between Golden Press Holding, L.L.C. and the Trust, fbo
         Richard A. Bernstein u/a March 16, 1978,  Richard A.
         Bernstein and Stuart Turner,  as trustees.

10.23 Irrevocable Proxy, dated as of January 31, 1996, between Golden Press Holding, L.L.C. and the Trust, fbo Richard A. Bernstein u/a Barry S. Bernstein, dated April 5, 1986, Fleet National Bank of
         Connecticut, as trustee.

10.24 Registration Rights Agreement, dated as of January 31, 1996, by and among Western Publishing Group, Inc., Richard A. Bernstein, the Trust, fbo Richard A. Bernstein u/a March 16, 1978, Richard A. Bernstein A. Bernstein and Stuart Turner, as trustees, The Richard
         A. and Amelia Bernstein Foundation, Inc. and the Trust, fbo Richard A. Bernstein u/a Barry S. Bernstein dated April 5, 1986, Fleet National Bank of Connecticut, as trustee.

99.1     Press Release, dated January 31, 1996, by Western
         Publishing Group, Inc.